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                                                                    Exhibit 32.1

                                 CERTIFICATIONS

Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Hoolae Paoa, President and Chief Executive Officer of Mid-State Raceway, Inc. and Subsidiary (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 10, 2004

/s/ Hoolae Paoa
Hoolae Paoa
President and Chief Executive Officer

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